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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                       ________________________________

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 29, 2001
                       (Date of earliest event reported)

                        ________________________________

                               ASCONI CORPORATION
             (Exact name of registrant as specified in its charter)

                        ________________________________


           Nevada                         0-23712                 91-1395124
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation or                                      Identification No.)
       organization)

                     160 International Parkway, Suite 280,
                            Heathrow, Florida 32746
              (Address of principal executive offices, zip code)

                                (407) 833-8000
             (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.
          ----------------------------------

Exhibit No.    Item
-----------    ----

2.1 Exchange Agreement, dated April 12, 2001, among Asconi Corporation (formerly, Grand Slam Treasures, Inc.), Asconi Holdings Limited and Asconi Ltd. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed April 19, 2001).

Item 8.   Change in Fiscal Year.
-------   ----------------------

     As reported in the Registrant's Current Report on Form 8-K filed April 19, 2001, the Registrant (formerly, Grand Slam Treasures, Inc.) acquired all of the issued and outstanding capital stock of Asconi Ltd., and changed its name to Asconi Corporation.

     In connection therewith, on June 29, 2001, the Registrant's Board of Directors approved a change of the Registrant's fiscal year end from June 30 to December 31, effective immediately. The Registrant will file a Form 10-KSB for the transition period ending December 31, 2000 as soon as practicable, but no later that ninety (90) days after June 29, 2001. The Form 10-KSB will cover the six month period from July 1, 2000 to December 31, 2000.


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     Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ASCONI CORPORATION

Date: July 13, 2001                          By: /s/ Constantin Jitaru
                                                --------------------------------
                                             Constantin Jitaru, President and
                                             Chief Executive Officer

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